Risk Management	12 Months Ended
Dec. 31, 2019
Description Of Objectives Policies And Processes For Managing Risk [Abstract]
Risk Management

36. RISK MANAGEMENT

Cenovus is exposed to financial risks, including market risk related to commodity prices, foreign exchange rates, interest rates as well as credit risk and liquidity risk.

To manage exposure to interest rate volatility, the Company may periodically enter into interest rate swap contracts. To mitigate the Company’s exposure to foreign exchange rate fluctuations, the Company periodically enters into foreign exchange contracts. There were no interest rate or foreign exchange contracts outstanding as at December 31, 2019.

In addition, the Company may periodically enter into other financial positions as a part of ongoing operations to market the Company’s production. As at December 31, 2019, the fair value of other financial positions was an asset of $3 million, and consisted of WCS, WTI and condensate instruments.

A) Commodity Price Risk

Commodity price risk arises from the effect that fluctuations of forward commodity prices may have on the fair value or future cash flows of financial assets and liabilities. To partially mitigate exposure to commodity price risk, the Company has entered into various financial derivative instruments.

The use of these derivative instruments is governed under formal policies and is subject to limits established by the Board of Directors. The Company’s policy does not allow the use of derivative instruments for speculative purposes.

Crude Oil – The Company has used fixed price and basis swaps, put options and costless collars to partially mitigate its exposure to the commodity price risk on its crude oil sales. In addition, Cenovus has entered into a number of transactions to help protect against widening light/heavy crude oil price differentials.

Condensate – The Company has used fixed price and basis swaps to partially mitigate its exposure to the commodity price risk on its condensate purchases.

Natural Gas – The Company may enter into transactions to partially mitigate its natural gas commodity price risk.

Sensitivities

The following table summarizes the sensitivity of the fair value of Cenovus’s risk management positions to independent fluctuations in commodity prices, with all other variables held constant. Management believes the fluctuations identified in the table below are a reasonable measure of volatility. The impact of fluctuating commodity prices on the Company’s open risk management positions could have resulted in unrealized gains (losses) impacting earnings before income tax as follows:

As at December 31, 2019	Sensitivity Range	Increase	Decrease
Crude Oil Commodity Price	± US$5.00 per bbl Applied to WTI and Condensate Hedges	3	(3)
Crude Oil Differential Price	± US$2.50 per bbl Applied to Differential Hedges Tied to Production	5	(5)

As at December 31, 2018	Sensitivity Range	Increase	Decrease
Crude Oil Commodity Price	± US$5.00 per bbl Applied to WTI and Condensate Hedges	(78)	80
Crude Oil Differential Price	± US$2.50 per bbl Applied to Differential Hedges Tied to Production	4	(4)

B) Foreign Exchange Risk

Foreign exchange risk arises from changes in foreign exchange rates that may affect the fair value or future cash flows of Cenovus’s financial assets or liabilities. As Cenovus operates in North America, fluctuations in the exchange rate between the U.S./Canadian dollar can have a significant effect on reported results.

As disclosed in Note 7, Cenovus’s foreign exchange (gain) loss primarily includes unrealized foreign exchange gains and losses on the translation of the U.S. dollar debt issued from Canada. As at December 31, 2019, Cenovus had US$4,998 million in U.S. dollar debt issued from Canada (2018 – US$6,774 million). In respect of these financial instruments, the impact of changes in the Canadian per U.S. dollar exchange rate would have resulted in a change to the foreign exchange (gain) loss as follows:

For the years ended December 31,	2019	2018
$0.05 Increase in the Canadian per U.S. Dollar Foreign Exchange Rate	250	339
$0.05 Decrease in the Canadian per U.S. Dollar Foreign Exchange Rate	(250)	(339)

As at December 31, 2019, the increase or decrease in net earnings for a $0.05 change in the U.S. per Canadian dollar foreign exchange rate on the Company’s foreign exchange contracts amounts to $nil (2018 – $4 million).

C) Interest Rate Risk

Interest rate risk arises from changes in market interest rates that may affect earnings, cash flows and valuations. Cenovus has the flexibility to partially mitigate its exposure to interest rate changes by maintaining a mix of both fixed and floating rate debt. In addition, to manage exposure to interest rate volatility, the Company periodically enters into interest rate swap contracts. In 2018, the Company unwound US$250 million of interest rate swaps, resulting in a risk management gain of $23 million. In 2019, the Company unwound the remaining US$150 million of its interest swaps, resulting in a risk management loss of $1 million. As at December 31, 2019, Cenovus had no interest rate swap contracts outstanding (2018 notional amount – US$150 million). In respect of these financial instruments, the impact of changes in the interest rate would have resulted in a change to unrealized gains (losses) impacting earnings before income tax as follows:

For the years ended December 31,	2019	2018
50 Basis Points Increase	-	12
50 Basis Points Decrease	-	(13)

As at December 31, 2019, the increase or decrease in net earnings for a one percent change in interest rates on floating rate debt amounts to $3 million (2018 – $nil; 2017 – $nil). This assumes the amount of fixed and floating debt remains unchanged from respective balance sheet dates.

D) Credit Risk

Credit risk arises from the potential that the Company may incur a financial loss if a counterparty to a financial instrument fails to meet its financial or performance obligations in accordance with agreed terms. Cenovus has in place a Credit Policy approved by the Audit Committee of the Board of Directors designed to ensure that its credit exposures are within an acceptable risk level as determined by the Company’s Enterprise Risk Management Policy. The Credit Policy outlines the roles and responsibilities related to credit risk, sets a framework for how credit exposures will be measured, monitored and mitigated, and sets parameters around credit concentration limits.

Cenovus assesses the credit risk of new counterparties and continues risk-based monitoring of all counterparties on an ongoing basis. A substantial portion of Cenovus’s accounts receivable are with customers in the oil and gas industry and are subject to normal industry credit risks. Cenovus’s exposure to its counterparties is within credit policy tolerances. The maximum credit risk exposure associated with accounts receivable and accrued revenues, risk management assets, and long-term receivables is the total carrying value.

As at December 31, 2019, approximately 97 percent of the Company’s accruals, joint operations, trade receivables and net investment in finance leases were investment grade (2018 – 90 percent), and as at December 31, 2019 and 2018, substantially all of the Company’s accounts receivable were outstanding less than 60 days. The average expected credit loss on the Company’s accruals, joint operations, trade receivables and net investment in finance leases was 0.3 percent as at December 31, 2019 (2018 – 0.4 percent). As at December 31, 2019, Cenovus had one counterparty (2018 – one counterparty) whose net settlement position individually accounted for more than 10 percent of the fair value of the Company’s accruals, joint operations, trade receivables and net investment in finance leases.

E) Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet all of its financial obligations as they become due. Liquidity risk also includes the risk of not being able to liquidate assets in a timely manner at a reasonable price. Cenovus manages its liquidity risk through the active management of cash and debt and by maintaining appropriate access to credit, which may be impacted by the Company’s credit ratings. As disclosed in Note 23, over the long term, Cenovus targets a Net Debt to Adjusted EBITDA of less than 2.0 times to manage the Company’s overall debt position.

Cenovus manages its liquidity risk by ensuring that it has access to multiple sources of capital including: cash and cash equivalents, cash from operating activities, undrawn credit facility capacity and availability under its shelf prospectus. As at December 31, 2019, Cenovus had $186 million in cash and cash equivalents, and $4.2 billion available on its committed credit facility. In addition, Cenovus has unused capacity of US$5.0 billion under a base shelf prospectus, the availability of which is dependent on market conditions.

Undiscounted cash outflows relating to financial liabilities are:

As at December 31, 2019	Less than 1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities	2,210	-	-	-	2,210
Risk Management Liabilities (1)	2	-	-	-	2
Long-Term Debt (2)	344	1,338	1,465	9,326	12,473
Contingent Payment (3)	79	69	-	-	148
Lease Liabilities (2)	277	466	410	1,544	2,697

As at December 31, 2018	Less than 1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities	1,833	-	-	-	1,833
Risk Management Liabilities (1)	3	-	-	-	3
Long-Term Debt (2)	1,152	862	2,138	13,256	17,408
Contingent Payment (3)	15	113	15	-	143
Other (4)	-	1	1	2	4
(1)	Risk management liabilities subject to master netting agreements.
(2)	Principal and interest, including current portion.
(3)	Refer to Note 35C for fair value assumptions.
(4)	Includes finance leases under IAS 17.